Exhibit 10.1(g)


              LETTER AMENDMENT NO. 2 TO FIVE YEAR CREDIT AGREEMENT



                                                Dated as of December 31, 2005

To the banks, financial institutions
        and other institutional lenders
        (collectively, the "Lenders") parties
        to the Credit Agreement referred to
        below and to Citicorp North America, Inc., as agent
        (the "Agent") for the Lenders
              -----

Ladies and Gentlemen:

               We refer to the Five Year Credit Agreement dated as of February 15, 2005, as amended by Letter Amendment No. 1 dated as of November 18, 2005 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

               It is hereby agreed by you and us as follows:

               The definition of "EBITDA" in Section 1.01 of the Credit Agreement is amended by adding immediately after the phrase "such net income (or net loss)" at the end of clause (f) the following: "and (g) without duplication of clause (e) above, restructuring charges in an aggregate amount not to exceed $35,000,000 taken between October 1, 2005 and June 30, 2006 related to the consolidation of the Cytec Performance Specialties division and the Cytec Surface Specialties division into a single unit".

               This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment.

               On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents, if any, to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

               The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

               If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least three counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

               This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

               This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                     Very truly yours,


                                                     CYTEC INDUSTRIES INC.


                                                     By     /s/ T.P. Wozniak
                                                        ------------------------
                                                            Title: Treasurer


Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
        as Agent and as Lender

By      /s/ Daniel Gouger
        -----------------
Title:  Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION

By      /s/ Barbara Van Meerten
        -----------------------
Title:  Director


ABN AMRO BANK N.V.

By      /s/ Robert H. Steelman
        ----------------------
Title:  Director


By      /s/ Luc Perrot
        --------------
Title:  Assistant Vice President



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

CALYON NEW YORK BRANCH

By      /s/ Alex Averbukh
        -----------------
Title:  Vice President


By      /s/ Michael Madnick
        -------------------
Title:  Director


THE BANK OF NOVA SCOTIA

By      /s/ T.S. (Todd) Meller
        ----------------------
Title:  Managing Director


SUNTRUST BANK

By      /s/ Robert Maddox
        -----------------
Title:  Vice President


THE BANK OF NEW YORK

By      /s/ Ernest Fung
        ---------------
Title:  Vice President


COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By      /s/ Robert S. Traylor, Jr.
        --------------------------
Title:  Senior Vice President


By      /s/ Andrew P. Lusk
        ------------------
Title:  Vice President


FORTIS CAPITAL CORP.

By      /s/ Catherine Gilbert
        ---------------------
Title:  Vice President


By      /s/ Steven Silverstein
        ----------------------
Title:  Vice President


BAYERISCHE HYPO-UND VERSEINSBANK AG, NEW YORK BRANCH

By      /s/ Ken Hamilton
        ----------------
Title:  Director



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

By      /s/ Kimberly Sousa
        ------------------
Title:  Director


PNC BANK, NATIONAL ASSOCIATION

By      /s/ Michael Nardo
        -----------------
Title:  Senior Vice President


SUMITOMO MITSUI BANKING CORP., NEW YORK

By      /s/ Yoshihiro Hyakutome
        -----------------------
Title:  Joint General Manager


THE BANK OF TOKYO-MITSUBISHI UFJ LTD.,
NEW YORK BRANCH,
successor by merger to UFJ Bank Ltd.

By      /s/ Maria Ferradas
        ------------------
Title:  Authorized Signatory


BANK OF CHINA, NEW YORK BRANCH

By      /s/ William Warren Smith
        ------------------------
Title:  Chief Lending Officer


KBC BANK, N.V.

By      /s/ Robert M. Surdam, Jr.
        -------------------------
Title:  Vice President


By      /s/ R. Snauffer
        ---------------
Title:  First Vice President


BANK OF TAIWAN

By
        ---------------------------
Title:


FIRST COMMERCIAL BANK

By
        ---------------------------
Title:


STATE BANK OF INDIA

By
        ---------------------------
Title:



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